Deerfield Warrants	9 Months Ended
Sep. 30, 2022
Subclassifications of assets, liabilities and equities [abstract]
Deerfield Warrants	Deerfield warrants
Pursuant to the exchange agreement with Deerfield entered into on August 15, 2022, the Company issued warrants to purchase an aggregate of 4,412,840 common shares. The warrants consist of warrants to purchase an aggregate of 2,631,578 common shares at an exercise price of USD 24.70 per share and warrants to purchase an aggregate of 1,781,262 common shares at an exercise price of USD 28.07 per share. Each warrant is exercisable, on a cash or a cashless basis, at the option of the holder, at any time on or prior to May 19, 2025. The warrants contain customary anti-dilution adjustments and entitle holders to receive any dividends or other distributions paid on the underlying common shares prior to their expiration on an as-exercised basis. Each holder also may require the Company to repurchase the warrants for their Black Scholes-based fair value in connection with certain transformative transactions or change of control of the Company that occur prior to their expiration.

The terms of the warrants are reflective of the terms of the embedded conversion option features of the Deerfield Facility Agreement prior to the Exchange Agreement. As a result, the fair value of the warrants was determined to approximate the fair value of the existing embedded conversion option features immediately prior to the consummation of the Exchange Agreement. As such, the warrant obligation was recorded at an initial fair value of KUSD 12,297 on August 15, 2022. Subsequent to issuance, the warrant obligation will be remeasured to fair value on a quarterly basis.

During the three and nine months ended September 30, 2022, the Company recognized income of KUSD 9,418 as a result of changes in the fair value of the warrant obligation. The fair value of the warrant obligation as of September 30, 2022 was KUSD 2,879. The decrease in fair value of the warrant obligation from August 15, 2022 to September 30, 2022 was primarily due to the decrease in the fair value of the underlying shares during that period. These amounts were recorded to Non-operating (expense) income in the unaudited condensed consolidated interim statement of operations. See note 8, "Non-operating (expense) income" for further information.

The Company used an independent valuation firm to assist in calculating the fair value of the Deerfield warrant obligation, using the Black-Scholes option-pricing model. Key inputs for the valuation of the warrant obligation as of September 30, 2022 were as follows:

As of
September 30, 2022
Exercise price in USD	24.70 and 28.07
Share price in USD	4.82
Risk-free interest rate	4.2%
Expected volatility	80%
Expected term (months)	31.7 months
Dividend yield	—
Black-Scholes value in USD	0.69 and 0.60